UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 6, 2006


                      MORNINGSTAR INDUSTRIAL HOLDINGS CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                     333-126748                98-0448154
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



        7251 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada     89128
        -----------------------------------------------------------     -----
                  (Address of principal executive offices)           (Zip  Code)


       (Registrant's telephone number, including area code) (888) 628-1949


                                Katie Gold Corp.
                      Suite 1400, 1055 West Hastings Street
                     Vancouver, British Columbia, Canada V6E  2E9
          (Former name or former address, if changed since last report)


                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On April 6, 2006, the Company issued a press release announcing the execution of the Letter of Intent with Liverpoole, Inc., a privately-owned corporation organized under the laws of Antigua, for the acquisition of all of the issued and outstanding shares of Liverpoole in exchange for 25,000,000 shares of the Company. In connection therewith, in order to secure the right to enter into such agreement with Liverpoole, the Company entered into an arrangement with World Mobile Network Corp., a publicly-held corporation, pursuant to which World Mobile Network Corp. agreed to assign its exclusive right to acquire Liverpoole to the Company in exchange for 20,000,000 shares of the Company.

Liverpoole has an agreement to purchase a 75% interest in various significant assets of a privately owned corporation organized under the laws of Antigua, which operates an online gaming business. Such assets include the rights to URL's, customer lists, certain software and licenses, as well as the rights to certain Internet domain names. The acquisition of Liverpoole is subject to Liverpoole completing the acquisition of the business assets on or before April 28, 2006.

A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


Robert Biagioni has resigned from acting as President and Director of the Company effective April 6, 2006.


Vicky Arnott has resigned from acting as Secretary and Director of the Company effective April 6, 2006.


Michelle Dobson, age 28, has agreed to act as the President, Secretary and Director of the Company effective April 6, 2006. Ms. Dobson is a resident of New Zealand. She graduated from the University of Auckland, New Zealand, with a Bachelor of Arts degree in 2000. She subsequently attended the College of Business at Massey University in Auckland, New Zealand from February 2000 to
November 2001. From January 2002 to June 2004, she worked as an account executive for Point Blank Media Strategies based in Auckland, New Zealand. In July 2004, she became a founding partner of Richards & Dobson Inc., a marketing consulting firm based in Auckland, New Zealand. She has continued to work steadily in this role from its foundation in 2004 to the present.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.


On March 21, 2006, the Company amended its articles of incorporation to change its name from Katie Gold Corp. to Morningstar Industrial Holdings Corp. The Nevada Secretary of State declared the amendment effective on March 27, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.


            Not applicable.

(b) Pro Forma Financials statements.


            Not applicable.

(c) Shell company transactions.


            Not applicable.

(d) Exhibits.

Exhibit
Number                            Description
------- ------------------------------------------------------------------------
10.1 Letter of Intent dated April 6, 2006 between the Morningstar Industrial Holdings Corp. and Liverpoole Inc. (Filed herewith).

10.2 Arrangement dated April 6, 2006 between World Mobile Network Corp. and Morningstar Industrial Holdings Corp. (Filed herewith).

99.1 The Attached news release was disseminated to the public on April 6, 2006. (Filed herewith).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MORNINGSTAR INDUSTRIAL HOLDINGS CORP.


Date: April 11, 2006                     By: /s/ Michelle Dobson
                                         ----------------------------------
                                         Michelle Dobson
                                         Director